Exhibit 99.2

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Combined Financial Statements
March 31, 2011
(Unaudited)

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Combined Financial Statements
March 31, 2011
(Unaudited)

Contents	Page(s)

Combined Financial Statements

Combined Statements of Net Assets Sold	3

Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses	4

Notes to Combined Financial Statements	5-7

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Combined Statements of Net Assets Sold
(Unaudited)

(In millions)
	March 31,	December 31,
	2011	2010

Assets
Current Assets:
Cash (Note 1)	$1.2	$1.0
Inventories (Note 2)	13.4	13.2
Advances to employees (Note 3)	0.7	-
Asset tax credits and other current assets (Note 3)	0.6	0.9
Deferred income taxes (Note 6)	0.4	0.5
Total Current Assets	16.3	15.6

Property, Plant and Equipment (Note 4)	43.6	43.8
Other Assets	0.3	0.3
Total Assets	$60.2	$59.7

Liabilities
Current Liabilities:
Compensation and Benefits (Note 5)	$3.6	$2.9

Compensation and Benefits (Note 5)	5.4	5.1
Deferred Income Taxes (Note 6)	6.8	6.3
Total Liabilities	$15.8	$14.3

Net Assets Sold	$44.4	$45.4

The accompanying notes are an integral part of these combined financial statements.
Refer to Note 1 for the basis of presentation of these combined financial statements.

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses
(Unaudited)

	Three Months Ended March 31,
(In millions)	2011	2010

Gross Revenue	$35.7	$33.4
Less excise taxes	(7.3)	(6.7)
Net Revenue	28.4	26.7

Cost of Goods Sold	24.6	20.3

Direct Operating Expenses	1.2	0.7

Excess of Revenues over Cost of Goods Sold
and Direct Operating Expenses	$2.6	$5.7

The accompanying notes are an integral part of these combined financial statements.
Refer to Note 1 for the basis of presentation of these combined financial statements.

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Notes to Combined Financial Statements
(Unaudited)

NOTE 1.  ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared for the purpose of presenting the net assets sold as of March 31, 2011 and December 31, 2010, and the revenue, cost of goods sold and direct operating expenses for each of the three months in the periods ended March 31, 2011 and 2010, of the Latin American farm tire business (the “Business”) of The Goodyear Tire & Rubber Company (“Goodyear”).  The Business was sold pursuant to a Purchase Agreement (the “Agreement”) between Goodyear and Titan Tire Corporation, a subsidiary of Titan International, Inc. (“Titan”).  The accompanying Combined Statements of Net Assets Sold and of Revenue, Cost of Goods Sold and Direct Operating Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Business’s combined financial position, results of operations or cash flows.

On December 13, 2010, Goodyear and Titan entered into an agreement for the sale of the Business to Titan (the “transaction”).  To effect the transaction, Goodyear transferred certain assets and liabilities of the Business to a separate legal entity.  Titan then acquired 100% of the equity of the new legal entity.  The assets consist primarily of Goodyear’s inventories and certain property, plant and equipment at its manufacturing facility in Sao Paulo, Brazil.  Certain cash balances and employee benefit obligations were also transferred to the new entity.  In addition, Titan acquired certain intellectual property, and a license to manufacture and distribute Goodyear and Fulda-brand farm tires in North, Central and South America.  Titan will also acquire farm tire inventories throughout Goodyear’s distribution network in South and Central America upon establishing its legal entities in those countries and obtaining the necessary licenses.  The purchase price was $98.6 million in cash, subject to post-closing adjustments.  The transaction closed on April 1, 2011.

The accompanying Combined Statements of Net Assets Sold and of Revenue, Cost of Goods Sold and Direct Operating Expenses have been derived from Goodyear’s historical accounting records, are prepared on the accrual basis of accounting, and are presented to include the historical operations applicable to the Business in accordance with the Agreement.  In the opinion of management, the statements contain all adjustments (including normal recurring adjustments) necessary to present fairly the net assets sold and revenue, cost of goods sold and direct operating expenses for the periods presented.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These interim combined financial statements should be read in conjunction with the combined financial statements and related notes thereto for the year ended December 31, 2010.

Full separate financial statements prepared in accordance with accounting principles generally accepted in the United States, including statements of cash flows, are not presented because the information necessary to prepare such statements is neither available readily nor practicable to obtain in these circumstances.  The results set forth in the Combined Statements of Net Assets Sold and of Revenue, Cost of Goods Sold and Direct Operating Expenses could differ from those that would have resulted had the Business operated autonomously or as an independent entity.  The historical operating results may not be indicative of the results of the Business after the acquisition by Titan.

The Business has significant transactions and relationships with Goodyear.  These transactions include the purchase and sale of inventory and fixed assets and the funding of research and development activities.  Because of these relationships, it is possible that the terms of these transactions are not the same as those that would have resulted from transactions with wholly unrelated entities.  All significant intercompany accounts and transactions within the Business have been eliminated in the preparation of the Combined Statements of Net Assets Sold and of Revenue, Cost of Goods Sold and Direct Operating Expenses.

Cost of goods sold includes the actual and allocated manufacturing cost of the products.  Allocated employee benefit costs were determined based upon direct manufacturing costs, which Goodyear believes is a reasonable basis of allocation.

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Notes to Combined Financial Statements
(Unaudited)

NOTE 1.  ACCOUNTING POLICIES (cont.)

Basis of Presentation (cont.)

Direct operating expenses include selling, distribution, administrative, advertising and other related operating costs that were entirely related to the Business.  Interest, income taxes and Goodyear corporate expenses related to selling, administrative and general services or infrastructure or other types of support services provided by Goodyear have not been included within direct operating expenses.  These costs historically were not allocated separately by Goodyear to the Business.  It was not considered to be practicable to isolate, or reasonably allocate, these costs to the Business, as it would not produce allocations that would be indicative of the Business’s historical performance.

A statement of cash flows is not presented, as the Business did not maintain a separate cash balance.  All cash flow activities were funded by Goodyear and consisted primarily of amounts for payroll, capital expenditures, material purchases and other operational cost requirements of the Business.  These cash flows historically were not allocated separately by Goodyear to the Business.  In addition, cash collections from customers historically were not allocated separately to the Business.  It was not considered to be practicable to isolate, or reasonably allocate, these cash flows to the Business, as it would not produce allocations that would be indicative of the Business’s historical performance.

Under the terms of the Agreement, Goodyear was required to transfer funds to Titan equivalent to the accrued balance as of the date of closing of recoverable asset tax credits, wages payable and certain other payroll-related accounts at the Sao Paulo facility.  Goodyear and Titan agreed that the cash transfer at closing would be that amount less R$1,413,865.64.  Goodyear chose to effect this funding at closing by transferring cash to the new legal entity in Brazil.  Cash balances reported on the Combined Statements of Net Assets Sold represent the amount of cash that would have been contributed to the new legal entity by Goodyear had the closing occurred on March 31, 2011 or December 31, 2010, utilizing the same formula, and amounted to $1.2 million and $1.0 million, respectively, at those dates.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements.  Actual results could differ from those estimates.

NOTE 2.  INVENTORIES

	March 31,	December 31,
(In millions)	2011	2010
Raw materials	$8.7	$8.2
Work in process	1.1	1.0
Finished products	3.6	4.0
	$13.4	$13.2

Inventories are reported net of provisions for excess quantities and for obsolescence.

NOTE 3.  OTHER CURRENT ASSETS

Advances to employees relate primarily to salaries.  Asset tax credits relate primarily to future tax credits associated with taxes paid on imports into Brazil and locally purchased fixed assets.

The Goodyear Tire & Rubber Company
Latin America Farm Tire Business
Notes to Combined Financial Statements
(Unaudited)

NOTE 4.  PROPERTY, PLANT AND EQUIPMENT

	March 31,	December 31,
(In millions)	2011	2010
Land and improvements	$3.8	$3.3
Buildings and improvements	16.0	15.7
Machinery and equipment	75.5	73.4
Construction work in progress	1.0	1.8
	96.3	94.2
Accumulated depreciation	(56.4)	(54.1)
	39.9	40.1
Spare parts	3.7	3.7
	$43.6	$43.8

Depreciation expense allocated to farm tire production and included in cost of goods sold totaled $0.6 million and $0.4 million in the three months ended March 31, 2011 and 2010, respectively.

NOTE 5.  COMPENSATION AND BENEFITS

In Brazil, employees of the Business participated in various employee benefit plans sponsored by Goodyear, including pension, other post-retirement and savings plans.  The Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses reflect those plans on a multi-employer basis.  The pension and other postretirement benefits liabilities on the Combined Statements of Net Assets Sold represent the funded status of the obligation assumed by Titan associated with the employees being transferred to Titan, and equal the projected benefit obligation of $6.2 million and $5.9 million less plan assets of $1.0 million and $0.8 million, at March 31, 2011 and December 31, 2010, respectively.  Significant assumptions include discount rates ranging from 10.75% to 11.0% at March 31, 2011 and 10.5% to 10.75% at December 31, 2010.  The costs of these plans related to the Business were allocated by Goodyear to the Business based upon direct manufacturing costs, which Goodyear believes is a reasonable basis of allocation.  These costs are reflected in cost of goods sold of the Business.  These costs totaled $0.5 million and $0.3 million in the three months ended March 31, 2011 and 2010, respectively.

NOTE 6.  DEFERRED INCOME TAXES

Deferred income taxes have been provided for temporary differences between amounts of assets and (liabilities) for financial reporting purposes and such amounts as measured by applicable tax laws.  Temporary differences giving rise to deferred tax assets and (liabilities) follow:

	March 31,	December 31,
(In millions)	2011	2010
Compensation and benefits	$0.4	$0.8
Other	0.1	0.2
Total deferred tax assets	0.5	1.0
Property basis differences	(6.9)	(6.8)
Total net deferred tax liabilities	$(6.4)	$(5.8)